CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Single Source Financial Services Corporation (the "Company") on Form 10-KSB for the fiscal year ended October 31, 2002, as filed with the Securities and Exchange Commission on March 12, 2003 (the "Report"), I, Arnold F. Sock, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March  26,  2003                         /s/  Arnold  F.  Sock
                                                ---------------------
                                                Arnold  F.  Sock
                                                Chief  Executive  Officer


A signed original of this written statement required by Section 906 has been provided to Single Source Financial Corporation and will be retained by Single Source Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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